                                  EXHIBIT 23.03

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the following Registration Statements of Sylvan Learning Systems, Inc. of our report dated March 16, 2001, with respect to the financial statements of Classwell Learning Group Inc. included in the Annual Report (Form 10-K) of Sylvan Learning Systems, Inc. for the year ended December 31, 2000.

REGISTRATION STATEMENTS ON FORM S-3:

REGISTRATION NUMBER                        DATE FILED
33-92014                                   May 8, 1995
33-92852                                   May 30, 1995
333-1674                                   February 26, 1996
333-16111                                  November 14, 1996
333-21261                                  February 6, 1997
333-26633                                  May 7, 1997
333-31273                                  July 15, 1997
333-39535                                  November 5, 1997
333-43355                                  December 29, 1997
333-46747                                  February 23, 1998
333-48997                                  March 31, 1998
333-50993                                  April 24, 1998
333-61083                                  August 25, 1998
333-65197                                  October 1, 1998
333-67727                                  December 4, 1998
333-78961                                  May 20, 1999

REGISTRATION STATEMENTS ON FORM S-8:

NAME                                           REGISTRATION NUMBER         DATE FILED
1987-1991 Employee Stock Option Plan           33-77384                    April 6, 1994
1993 Director Stock Option Plan                33-77386                    April 6, 1994
1993 Employee Stock Option Plan                33-77390                    April 6, 1994
1993 Management Stock Option Plan              33-77388                    April 6, 1994
1997 Employee Stock Purchase Plan              333-21963                   February 18, 1997
1998 Stock Incentive Plan                      333-62011                   August 21, 1998
1993 Employee Stock Option Plan and
Employee Stock Purchase Plan                   33-77390                    September 14, 1998


                                                         /s/ Ernst & Young LLP


Boston, Massachusetts
March 28, 2001